                                                                    Exhibit 25.1
                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

                New York                                  13-2774727
     (Jurisdiction of incorporation                    (I.R.S. Employer
     or organization if not a U.S.                   Identification No.)
             national bank)

     452 Fifth Avenue, New York, NY                       10018-2706
             (212) 525-5600                               (Zip Code)
(Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                  CBD MEDIA LLC
                                CBD FINANCE, INC.
               (Exact name of obligor as specified in its charter)

                Delaware                          02-0553288 (CBD Media LLC)
      (State or other jurisdiction              76-0734327 (CBD Finance, Inc.)
   of incorporation or organization)                   (I.R.S. Employer
                                                      Identification No.)

       312 Plum Street, Suite 900
            Cincinnati, Ohio                                 45202
             (513) 397-6794                               (Zip Code)
(Address of principal executive offices)

                    8.625% Senior Subordinated Notes due 2011
                         (Title of Indenture Securities)

                                    General
Item 1.  General Information.
         --------------------

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

              State of New York Banking Department.

              Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item 2.  Affiliations with Obligor.
         --------------------------

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None

Item 16. List of Exhibits
         ----------------

Exhibit

T1A(i)        (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)       (1)  Certificate of the State of New York Banking Department dated
                   December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)           Not applicable.

T1A(iv)       (3)  Copy of the existing By-Laws of HSBC Bank USA as amended on
                   April 11, 2002.

T1A(v)             Not applicable.

T1A(vi)       (2)  Consent of HSBC Bank USA required by Section 321(b) of the
                   Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2002) published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)          Not applicable.

T1A(ix)            Not applicable.

     (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 9/th/ of June, 2003.

                                        HSBC BANK USA


                                        By:        /s/  Deirdra N. Ross
                                           -------------------------------------
                                                     Deirdra N. Ross
                                                Assistant Vice President

                                                               Exhibit T1A (vii)

                                               Board of Governors of the Federal
                                                Reserve System
                                               OMB Number: 7100-0036
                                               Federal Deposit Insurance
                                                Corporation
                                               OMB Number: 3064-0052
                                               Office of the Comptroller
                                                of the Currency
                                               OMB Number: 1557-0081

Federal Financial Institutions
Examination Council                            Expires March 31, 2005
--------------------------------------------------------------------------------
                                               Please refer to page i,
                                               Table of Contents, for          -
                                               the required disclosure         1
                                               of estimated burden.            -
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business december                       (19980930)
31, 2002                                                      -----------
                                                              (RCRI 9999)

This report is required by law; 12         This report form is to be filed by
U.S.C. Section324 (State member banks);    banks with branches and consolidated
12 U.S.C. Section 1817 (State nonmember    subsidiaries in U.S. territories and
banks); and 12 U.S.C. Section161           possessions, Edge or Agreement
(National banks).                          subsidiaries, foreign branches,
                                           consolidated foreign subsidiaries, or
                                           International Banking Facilities.


                                           _____________________________________
                                           _____________________________________
                                           _____________________________________

NOTE: The Reports of Condition and         The Reports of Condition and Income
Income must be signed by an authorized     are to be prepared in accordance with
officer and the Report of Condition must   Federal regulatory authority
be attested to by not less than two        instructions.
directors (trustees) for State nonmember
banks and three directors for State
member and National Banks.                 We, the undersigned directors
                                           (trustees), attest to the
I,  Gerald A. Ronning, Executive           correctness of this Report of
     VP & Controller                       Condition (including the supporting
    ------------------------------------   schedules) and declare that it has
    Name and Title of Officer Authorized   been examined by us and to the best
     to Sign Report                        of our knowledge and belief has
                                           been prepared in conformance with
Of the named bank do hereby declare that   the instructions issued by the
these Reports of Condition and Income      appropriate Federal regulatory
(including the supporting schedules)       authority and is true and correct.
have been prepared in conformance with
the instructions issued by the
appropriate Federal regulatory authority
and are true to the best of my knowledge
and believe.                               /s/  Youssef Nasr
                                           Director (Trustee)
   /s/  Gerald A. Ronning
----------------------------------------   /s/  Bernard J. Kennedy
Signature of Officer Authorized to Sign    Director (Trustee)
             Report
                                           /s/  Sal H. Alfieri
                 2/14/03                   Director (Trustee)
----------------------------------------
Date of Signature
--------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of      For electronic filing assistance,
Condition and Income either:               contact EDS Call report Services,
                                           2150 N. Prospect Ave., Milwaukee,
(a) in electronic form and then file the   WI 53202, telephone (800) 255-1571.
computer data file directly with the
banking agencies' collection agent,        To fulfill the signature and
Electronic Data System Corporation         attestation requirement for the
(EDS), by modem or computer diskette; or   Reports of Condition and Income for
                                           this report date, attach this
b) in hard-copy (paper) form and arrange   signature page to the hard-copy f
for another party to convert the paper     the completed report that the bank
report to automated for. That party (if    places in its files.
other than EDS) must transmit the bank's computer data file to EDS.

FDIC Certificate Number    0 0 5 8 9
                          (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM             HSBC Bank USA
----------------------------------------   -------------------------------------
     Primary Internet Web Address of       Legal Title of
     Bank (Home Page), if any (TEXT        Bank (TEXT 9010)
     4087)                                 Buffalo
     (Example:  www.examplebank.com)       -------------------------------------
                                           City (TEXT 9130)

                                           N.Y.                   14203
                                           -------------------------------------
                                           State Abbrev.   ZIP Code (TEXT 9220)
                                           (TEXT 9200)

        Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

--------------------------------------------------------------------------------

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                  of  Buffalo
------------------------------------------
 Name of Bank                      City

in the state of New York, at the close of business December 31, 2002

ASSETS
                                                                                 Thousands of
                                                                                   dollars
Cash and balances due from depository institutions:
                                                                               ---------------
 a.  Non-interest-bearing balances currency and coin                           $     2,079,940
-------------------------------------------------------------------------------
 b.  Interest-bearing balances                                                         707,840
-------------------------------------------------------------------------------
   Held-to-maturity securities                                                       4,372,512
-------------------------------------------------------------------------------
   Available-for-sale securities                                                    13,701,218
-------------------------------------------------------------------------------
   Federal funds sold and securities purchased under
    agreements to resell:
-------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                              600,000
b. Securities purchased under agreements to resell                                   2,142,943
                                                                               ---------------
Loans and lease financing receivables:
                                                                               ---------------
   Loans and leases held for sale                                              $     2,490,206
----------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                    $    41,038,074
-------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                          491,801
----------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance,
    and reserve                                                                $    40,546,273
-------------------------------------------------------------------------------
   Trading assets                                                                   13,243,465
-------------------------------------------------------------------------------
   Premises and fixed assets                                                           723,647
-------------------------------------------------------------------------------
Other real estate owned                                                                 14,823
-------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                             245,614
-------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                            98,526
-------------------------------------------------------------------------------
Intangible assets: Goodwill                                                          2,224,573
-------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                             404,242
-------------------------------------------------------------------------------
Other assets                                                                         2,819,947
-------------------------------------------------------------------------------
Total assets                                                                        86,415,769
----------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                               ---------------
   In domestic offices                                                              40,034,925
----------------------------------------------------------------------------------------------
   Non-interest-bearing                                             5,682,618
--------------------------------------------------------------
   Interest-bearing                                                34,352,307
----------------------------------------------------------------------------------------------
In foreign offices                                                                  20,129,661
----------------------------------------------------------------------------------------------
   Non-interest-bearing                                               397,743
--------------------------------------------------------------
   Interest-bearing                                                19,731,918
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under
 agreements to repurchase:
----------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                        656,181
-------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                     552,583
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Trading Liabilities                                                                  7,696,329
-------------------------------------------------------------------------------
Other borrowed money                                                                 5,361,189
-------------------------------------------------------------------------------
Bank's liability on acceptances                                                         98,526
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Subordinated notes and debentures                                                    1,549,034
-------------------------------------------------------------------------------
Other liabilities                                                                    3,048,561
-------------------------------------------------------------------------------
Total liabilities                                                                   79,126,989
-------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                            173
----------------------------------------------------------------------------------------------
EQUITY CAPITAL

----------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                               --
-------------------------------------------------------------------------------
Common Stock                                                                           205,000
-------------------------------------------------------------------------------
Surplus                                                                              6,454,612
-------------------------------------------------------------------------------
Retained earnings                                                                      384,408
-------------------------------------------------------------------------------
Accumulated other comprehensive income                                                 244,587
-------------------------------------------------------------------------------
Other equity capital components                                                             --
-------------------------------------------------------------------------------
Total equity capital                                                                 7,288,607
-------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                            86,415,769
----------------------------------------------------------------------------------------------